UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report: April 29, 2019
 (Date of earliest event reported)

LOGITECH INTERNATIONAL S.A.
(Exact name of registrant as specified in its charter)

Commission File Number: 0-29174

Canton of Vaud, Switzerland (State or other jurisdiction of incorporation or organization)	None (I.R.S. Employer Identification No.)

Logitech International S.A. Apples, Switzerland c/o Logitech Inc. 7700 Gateway Boulevard Newark, California 94560 (Address of principal executive offices and zip code)

(510) 795-8500 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 29, 2019, Logitech International S.A. (“Logitech”) issued a press release regarding its financial results for the quarter and year ended March 31, 2019.  A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

The information in Item 2.02 and Item 9.01 of this Current Report, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On April 29, 2019, Vincent Pilette delivered his resignation as Chief Financial Officer and submitted his resignation from the Company’s Group Management Team. Logitech accepted this resignation on April 29, 2019.  Mr. Pilette’s resignation as Chief Financial Officer and from the Group Management Team will be effective following the filing of Logitech’s Annual Report on Form 10-K for the fiscal year ended March 31, 2019, which is required to be filed by May 30, 2019.

Logitech has appointed Nate Olmstead, Logitech’s Vice President of Business Finance, as interim Chief Financial Officer, effective as of June 1, 2019. Prior to joining Logitech in April 2019, Mr. Olmstead, age 47, served in various financial management roles at Hewlett-Packard Company and Hewlett-Packard Enterprise, a multinational information technology company, most recently as the Vice President of Finance for Global Operations at Hewlett-Packard Enterprise from June 2017 to March 2019. Mr. Olmstead also served as Vice President of Finance, EG Global Supply Chain and Quality from February 2015 to June 2017, Vice President of Finance, HP Storage and HP Converged Systems from 2009 to February 2015, and Director, HP Investor Relations from 2006 to 2009. Mr. Olmstead holds a BA degree from Stanford University and an MBA from Harvard Business School.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

d)                                Exhibits.

The following exhibit is furnished with this report on Form 8-K:

99.1                      Press release issued on April 29, 2019 including financial results for the quarter and year ended March 31, 2019.

 SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned, thereunto duly authorized.

Logitech International S.A.

/s/ Bracken Darrell

Bracken Darrell
President and Chief Executive Officer

/s/ Vincent Pilette

Vincent Pilette
Chief Financial Officer
April 29, 2019

EXHIBIT INDEX

99.1                      Press release issued on April 29, 2019 including financial results for the quarter ended March 31, 2019.